UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 20, 2006
(September 14, 2006)

Peoples Bancorp Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(IRS Employer Number)
of incorporation)	Identification No.)

138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738

(Address of principal executive offices) (Zip Code)

(740) 373-3155

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 14, 2006, upon the recommendation of the Governance and Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Peoples Board”) of Peoples Bancorp Inc. (“Peoples”) and as permitted by the Code of Regulations of Peoples, the Peoples Board increased the number of directors of Peoples from eleven to twelve and elected David L. Mead (“Mr. Mead”) to fill the vacancy created by the increase. Mr. Mead will serve in the class of directors whose terms expire at the Annual Meeting of Shareholders of Peoples to be held in 2007. In addition, on September 14, 2006, upon the recommendation of the Nominating Committee, the Peoples Board appointed Mr. Mead to serve as a member of the Compensation Committee of the Board.

Mr. Mead currently serves as Vice President of Business Affairs at Otterbein College in Westerville, Ohio and is a Certified Public Accountant. Since June 2005, Mr. Mead has served as a director of Peoples Bank, National Association (“Peoples Bank”), the national banking association subsidiary of Peoples. He serves on the Audit Committee of the Board of Directors of Peoples Bank.

The Peoples Board determined that Mr. Mead has no relationship with Peoples or its subsidiaries, either directly or indirectly, that would be inconsistent with a determination of independence under the applicable rules and regulations of NASDAQ or the Securities and Exchange Commission, and that Mr. Mead qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Peoples Board also determined that Mr. Mead qualifies as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Neither Mr. Mead nor any member of his immediate family has engaged, directly or indirectly, in any transaction, or series of similar transactions, with Peoples or any of its subsidiaries since January 1, 2006 in which the amount involved exceeds $60,000. In addition, Mr. Mead does not have any family relationship with any executive officer or director of Peoples.

On September 15, 2006, Peoples issued a news release (the “News Release”) announcing the election of Mr. Mead as a director of Peoples. A copy of the News Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On September 15, 2006, Peoples issued the News Release announcing the election of Mr. Mead as a director of Peoples. A copy of the News Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) through (c)	Not applicable

(d) Exhibits

Exhibit No.	Description
99.1	News Release issued by Peoples Bancorp Inc. on September 15, 2006 regarding election of David L. Mead as a director.

[Remainder of page intentionally left blank;

signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

September 20, 2006	By:	/s/	MARK F. BRADLEY
Mark F. Bradley
President and Chief Executive Officer

Peoples Bancorp Inc.

Current Report on Form 8-K

Dated September 20, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release issued by Peoples Bancorp Inc. on September 15, 2006 regarding election of David L. Mead as a director.